UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FIRST INVESTORS LIFE SERIES FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

WE NEED YOUR VOTE TODAY!

First Investors Funds

October 26, 2010

Dear Valued Shareholder:

We need your help. We have not yet received your vote for the special meeting of shareholders of the First Investors Funds (“Funds”) scheduled for Friday, November 19, 2010.

Please take a moment now to cast your vote.  Your participation is needed however you choose to vote.

For your convenience, another copy of your proxy card and a pre-paid return envelope are enclosed.  Should you have any questions regarding the proposals, please call 1(800) 591-6313 to speak with a representative.

To vote your shares, the following convenient voting options have been set up for you.

1)	To vote by Touchtone Phone. Cast your vote by calling the touchtone phone number printed on the enclosed proxy card.

2)	To vote through the Internet. You may cast your vote using the internet by logging on to the internet address printed on the enclosed proxy card and following the instructions on the website.

3)	To vote by Fax. You may fax your completed, signed and dated proxy card to 1(888) 810-3042.

4)	To vote through the Mail. You may sign, date, and complete the reverse side of the enclosed proxy card and return it in the postage paid envelope provided.

Again, please do not hesitate to call toll-free 1(800) 591-6313 if you have any questions regarding the proposals.

No matter how many shares you own, your vote is important.  Thank you.

Sincerely,

Kathryn S. Head
President of the First Investors Funds

WE NEED YOUR VOTE TODAY!

First Investors Funds

October 26, 2010

Dear Valued Shareholder:

We need your help. We have not yet received your vote for the special meeting of shareholders of the First Investors Funds (“Funds”) scheduled for Friday, November 19, 2010.

Please take a moment now to cast your vote.  Your participation is needed however you choose to vote.

For your convenience, another copy of your proxy card and a pre-paid return envelope are enclosed.  Should you have any questions regarding the proposals, please call 1(800) 591-6313 to speak with a representative.

To vote your shares, the following convenient voting options have been set up for you.

1)	To vote by Touchtone Phone. Cast your vote by calling the touchtone phone number printed on the enclosed proxy card.

2)	To vote through the Internet. You may cast your vote using the internet by logging on to the internet address printed on the enclosed proxy card and following the instructions on the website.

3)	To vote through the Mail. You may sign, date, and complete the reverse side of the enclosed proxy card and return it in the postage paid envelope provided.

Again, please do not hesitate to call toll-free 1(800) 591-6313 if you have any questions regarding the proposals.

No matter how many shares you own, your vote is important.  Thank you.

Sincerely,

Kathryn S. Head
President of the First Investors Funds